SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total Fee Paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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

[GRAPHIC OMITTED]

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual meeting of shareholders scheduled for Tuesday, December 15, 1998 at 10:00 a.m. (EST). They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 2 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/.

                         TELEPHONE AND INTERNET VOTING

  FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[GRAPHIC OMITTED]

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor,
Ft. Lauderdale, Florida 33394-3091 on Tuesday, December 15, 1998 at 10:00 a.m.
(EST).

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1999; and

3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,



                                        Barbara J. Green
                                        SECRETARY

October 22, 1998

SHAREHOLDERS WHO HAVE SEVERAL ACCOUNTS WITH THE FUND MAY RECEIVE A PROXY FOR EACH REGISTERED ACCOUNT. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                                 PROXY STATEMENT

/diamond/ INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on October 8, 1998 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about October 22, 1998.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of five nominees to the position of Director;

   2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1999; and

   3. The transaction of any other business that may properly come before the Meeting.

   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

    The Directors unanimously recommend that you vote:

    1. FOR the election of nominees;

    2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund; and

   3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the attached proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

/diamond/ THE PROPOSALS:

   PROPOSAL 1: ELECTION OF DIRECTORS

   HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors are expiring. Harmon E. Burns, John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2001 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. In addition, all of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds (and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").

   Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a vice president of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the chairman of the Board and a vice president of the Fund, and Rupert H. Johnson, Jr., a vice president of the Fund. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.

   Listed below, for each nominee and current Director, is a brief description of recent professional experience.

                                                                                                    SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED IN THE
                                                                                                   FRANKLIN
                                                                             FUND SHARES          TEMPLETON
                                                                         OWNED BENEFICIALLY     GROUP OF FUNDS
                                         PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
       NAME AND OFFICES                    DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
        WITH THE FUND                       YEARS AND AGE                  OCTOBER 1, 1998      JUNE 16, 1998
-----------------------------   -------------------------------------   --------------------   ---------------
  NOMINEES TO SERVE UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

  HARMON E. BURNS*              Executive Vice President and                      0                5,719,973
  DIRECTOR SINCE 1994 AND       Director, Franklin Resources, Inc.,
  VICE PRESIDENT SINCE 1996     Franklin Templeton Distributors,
                                Inc. and Franklin Templeton
                                Services, Inc.; Executive Vice
                                President, Franklin Advisers, Inc.;
                                Director, Franklin/Templeton
                                Investor Services, Inc.; and officer
                                and/or director or trustee, as the
                                case may be, of most of the other
                                subsidiaries of Franklin Resources,
                                Inc. and of 53 of the investment
                                companies in the Franklin
                                Templeton Group of Funds.
                                Age 53.

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION               AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                 OUTSTANDING ON        FUND) AS OF
     WITH THE FUND                     YEARS AND AGE                  OCTOBER 1, 1998      JUNE 16, 1998
-----------------------   --------------------------------------   --------------------   ---------------

  JOHN Wm. GALBRAITH      President, Galbraith Properties,                 1,047(**)         1,603,044
  DIRECTOR SINCE 1995     Inc. (personal investment
                          company); Director Emeritus, Gulf
                          West Banks, Inc. (bank holding
                          company) (1995-present); director
                          or trustee, as the case may be, of
                          20 of the investment companies in
                          the Franklin Templeton Group of
                          Funds; and FORMERLY, Director,
                          Mercantile Bank (1991-1995), Vice
                          Chairman, Templeton, Galbraith &
                          Hansberger Ltd. (1986-1992), and
                          Chairman, Templeton Funds
                          Management, Inc. (1974-1991).
                          Age 77.

  BETTY P. KRAHMER        Director or trustee of various civic               500(**)           105,043
  DIRECTOR SINCE 1994     associations; director or trustee, as
                          the case may be, of 21 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Economic
                          Analyst, U.S. government. Age 69.

  GORDON S. MACKLIN       Director, Fund American                          2,000(**)           458,864
  DIRECTOR SINCE 1994     Enterprises Holdings, Inc., MCI
                          WorldCom, MedImmune, Inc.
                          (biotechnology), Spacehab, Inc.
                          (aerospace services) and Real 3D
                          (software); director or trustee, as
                          the case may be, of 49 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Chairman,
                          White River Corporation (financial
                          services); Hambrecht and Quist
                          Group (investment banking), and
                          President, National Association of
                          Securities Dealers, Inc. Age 70.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                                             FRANKLIN
                                                                       FUND SHARES          TEMPLETON
                                                                   OWNED BENEFICIALLY     GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
     WITH THE FUND                    YEARS AND AGE                  OCTOBER 1, 1998      JUNE 16, 1998
-----------------------   -------------------------------------   --------------------   ---------------

  FRED R. MILLSAPS        Manager of personal investments                    0                  700,551
  DIRECTOR SINCE 1994     (1978-present); director of various
                          business and nonprofit
                          organizations; director or trustee,
                          as the case may be, of 22 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Chairman
                          and Chief Executive Officer,
                          Landmark Banking Corporation
                          (1969-1978), Financial Vice
                          President, Florida Power and Light
                          (1965-1969), and Vice President,
                          Federal Reserve Bank of Atlanta
                          (1958-1965). Age 69.

  DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

  HARRIS J. ASHTON        Director, RBC Holdings, Inc.                     500(**)              861,572
  DIRECTOR SINCE 1994     (bank holding company) and Bar-S
                          Foods (meat packing company);
                          director or trustee, as the case may
                          be, of 49 of the investment
                          companies in the Franklin
                          Templeton Group of Funds; and
                          FORMERLY, President, Chief
                          Executive Officer and Chairman of
                          the Board, General Host
                          Corporation (nursery and craft
                          centers). Age 66.

                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                                         OWNED IN THE
                                                                                           FRANKLIN
                                                                     FUND SHARES          TEMPLETON
                                                                 OWNED BENEFICIALLY     GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION             AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               OUTSTANDING ON        FUND) AS OF
     WITH THE FUND                   YEARS AND AGE                 OCTOBER 1, 1998      JUNE 16, 1998
-----------------------   -----------------------------------   --------------------   ---------------
  NICHOLAS F. BRADY*      Chairman, Templeton Emerging                  1,000(**)           37,305
  DIRECTOR SINCE 1994     Markets Investment Trust PLC,
                          Templeton Latin America
                          Investment Trust PLC, Darby
                          Overseas Investments, Ltd. and
                          Darby Emerging Markets
                          Investments LDC (investment
                          firms) (1994-present); Director,
                          Templeton Global Strategy Funds,
                          Amerada Hess Corporation
                          (exploration and refining of
                          natural gas), Christiana
                          Companies, Inc. (operating and
                          investment companies), and H.J.
                          Heinz Company (processed foods
                          and allied products); director or
                          trustee, as the case may be, of 21
                          of the investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Secretary of
                          the United States Department of
                          the Treasury (1988-1993) and
                          Chairman of the Board, Dillon,
                          Read & Co., Inc. (investment
                          banking) prior to 1988. Age 68.

  S. JOSEPH FORTUNATO     Member of the law firm of Pitney,               100(**)          359,946
  DIRECTOR SINCE 1994     Hardin, Kipp & Szuch; director or
                          trustee, as the case may be, of 51
                          of the investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Director,
                          General Host Corporation
                          (nursery and craft centers).
                          Age 66.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                                             FRANKLIN
                                                                       FUND SHARES          TEMPLETON
                                                                   OWNED BENEFICIALLY     GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
     WITH THE FUND                    YEARS AND AGE                  OCTOBER 1, 1998      JUNE 16, 1998
-----------------------   -------------------------------------   --------------------   ---------------

  EDITH E. HOLIDAY        Director, Amerada Hess                           100(**)             2,431
  DIRECTOR SINCE 1996     Corporation (exploration and
                          refining of natural gas), Hercules
                          Incorporated (chemicals, fibers and
                          resins) (1993-present), Beverly
                          Enterprises, Inc. (health care)
                          (1995-present) and H.J. Heinz
                          Company (processed foods and
                          allied products) (1994-present);
                          director or trustee, as the case may
                          be, of 25 of the investment
                          companies in the Franklin
                          Templeton Group of Funds; and
                          FORMERLY, Chairman (1995-1997)
                          and Trustee (1993-1997), National
                          Child Research Center, Assistant
                          to the President of the United
                          States and Secretary of the
                          Cabinet (1990-1993), General
                          Counsel to the United States
                          Treasury Department (1989-1990),
                          and Counselor to the Secretary
                          and Assistant Secretary for Public
                          Affairs and Public Liaison-United
                          States Treasury Department
                          ( 1988-1989).
                          Age 46.

                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                   OWNED IN THE
                                                                                                     FRANKLIN
                                                                               FUND SHARES          TEMPLETON
                                                                           OWNED BENEFICIALLY     GROUP OF FUNDS
                                           PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
        NAME AND OFFICES                     DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
         WITH THE FUND                        YEARS AND AGE                  OCTOBER 1, 1998      JUNE 16, 1998
-------------------------------   -------------------------------------   --------------------   ---------------

  DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

  MARTIN L. FLANAGAN*             Senior Vice President and Chief                    0                 2,803
  DIRECTOR AND VICE PRESIDENT     Financial Officer, Franklin
  SINCE 1994                      Resources, Inc.; Executive Vice
                                  President and Director, Templeton
                                  Worldwide, Inc.; Executive Vice
                                  President, Chief Operating Officer
                                  and Director, Templeton
                                  Investment Counsel, Inc.;
                                  Executive Vice President and
                                  Chief Financial Officer, Franklin
                                  Advisers, Inc.; Chief Financial
                                  Officer, Franklin Advisory
                                  Services, Inc. and Franklin
                                  Investment Advisory Services, Inc.;
                                  President and Director, Franklin
                                  Templeton Services, Inc.; Senior
                                  Vice President and Chief Financial
                                  Officer, Franklin/Templeton
                                  Investor Services, Inc.; officer
                                  and/or director of some of the
                                  other subsidiaries of Franklin
                                  Resources, Inc.; and officer and/or
                                  director or trustee, as the case may
                                  be, of 53 of the investment
                                  companies in the Franklin
                                  Templeton Group of Funds.
                                  Age 38.

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                            OWNED IN THE
                                                                                              FRANKLIN
                                                                        FUND SHARES          TEMPLETON
                                                                    OWNED BENEFICIALLY     GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                  OCTOBER 1, 1998      JUNE 16, 1998
------------------------   -------------------------------------   --------------------   ---------------

  ANDREW H. HINES, JR.     Consultant for the Triangle                       0                  36,725
  DIRECTOR SINCE 1994      Consulting Group; Executive-in-
                           Residence of Eckerd College
                           (1991-present); director or trustee,
                           as the case may be, of 22 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, Chairman
                           and Director, Precise Power
                           Corporation (1990-1997), Director,
                           Checkers Drive-In Restaurant, Inc.
                           (1994-1997), and Chairman of the
                           Board and Chief Executive
                           Officer, Florida Progress
                           Corporation (holding company in
                           the energy area) (1982-1990), and
                           director of various of its
                           subsidiaries. Age 75.

                                                                                                   SHARES
                                                                                                BENEFICIALLY
                                                                                                OWNED IN THE
                                                                                                  FRANKLIN
                                                                            FUND SHARES          TEMPLETON
                                                                        OWNED BENEFICIALLY     GROUP OF FUNDS
                                        PRINCIPAL OCCUPATION              AND % OF TOTAL       (INCLUDING THE
       NAME AND OFFICES                   DURING PAST FIVE                OUTSTANDING ON        FUND) AS OF
        WITH THE FUND                       YEARS AND AGE                 OCTOBER 1, 1998      JUNE 16, 1998
-----------------------------   ------------------------------------   --------------------   ---------------

  CHARLES B. JOHNSON*           President, Chief Executive Officer             1,000(**)           1,474,371
  CHAIRMAN SINCE 1995 AND       and Director, Franklin Resources,
  VICE PRESIDENT SINCE 1994     Inc.; Chairman of the Board and
                                Director, Franklin Advisers, Inc.,
                                Franklin Advisory Services, Inc.,
                                Franklin Investment Advisory
                                Services, Inc. and Franklin
                                Templeton Distributors, Inc.;
                                Director, Franklin/Templeton
                                Investor Services, Inc. and
                                Franklin Templeton Services, Inc.;
                                officer and/or director or trustee,
                                as the case may be, of most of the
                                other subsidiaries of Franklin
                                Resources, Inc. and of 50 of the
                                investment companies in the
                                Franklin Templeton Group of
                                Funds; and FORMERLY, Director,
                                General Host Corporation
                                (nursery and craft centers).
                                Age 65.

 ------------------------
* Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources. Messrs. Burns and Flanagan are interested persons due to their employment affiliations with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
**   Less than 1%.

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the

   Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Directors and Mr. Brady a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of the Nominating and Compensation Committee are not compensated for any committee meeting that is held in conjunction with a Board meeting.

   During the fiscal year ended March 31, 1998, there were four meetings of the Board, one meeting of the Audit Committee, and two meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board. Each of the Directors who served on the Audit Committee attended at least 75% of the total number of meetings of the Audit Committee. There was 100% attendance at the meetings of the Nominating and Compensation Committee.

   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table shows the compensation paid to Directors by the Fund and by the Franklin Templeton Group of Funds:


                                AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                              COMPENSATION         FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
     NAME OF DIRECTOR        FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
-------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton              $1,075                        49                            $344,642
   Nicholas F. Brady              1,075                        21                             119,675
   S. Joseph Fortunato            1,075                        51                             361,562
   John Wm. Galbraith             1,223                        20                             117,675
   Andrew H. Hines, Jr.           1,223                        22                             144,175
   Edith E. Holiday               1,075                        25                              72,875
   Betty P. Krahmer               1,075                        21                             119,675
   Gordon S. Macklin              1,075                        49                             337,292
   Fred R. Millsaps               1,223                        22                             144,175

------------------------
* Compensation received for the fiscal year ended March 31, 1998, which was prior to the adoption of the current fee compensation referred to above.
** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.
***  For the calendar year ended December 31, 1997.

   The table above indicates the total fees paid to Directors by all of the funds in the Franklin Templeton Group of Funds and by the Fund individually. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
-----------------------------   ---------------------------------------------------------------

  CHARLES B. JOHNSON            See Proposal 1, "Election of Directors."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1994

  J. MARK MOBIUS                Portfolio Manager of various Templeton advisory affiliates;
  PRESIDENT SINCE 1994          Managing Director of Templeton Asset Management Ltd.;
                                officer of 8 of the investment companies in the Franklin
                                Templeton Group of Funds; and FORMERLY, President,
                                International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and Director,
                                Vickers da Costa, Hong Kong (1983-1986). Age 62.

  RUPERT H. JOHNSON, JR.        Executive Vice President and Director, Franklin Resources,
  VICE PRESIDENT SINCE 1996     Inc. and Franklin Templeton Distributors, Inc.; President and
                                Director, Franklin Advisers, Inc.; Senior Vice President and
                                Director, Franklin Advisory Services, Inc. and Franklin
                                Investment Advisory Services, Inc.; Director, Franklin/
                                Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other
                                subsidiaries of Franklin Resources, Inc. and of 53 of the
                                investment companies in the Franklin Templeton Group of
                                Funds. Age 58.

  HARMON E. BURNS               See Proposal 1, "Election of Directors."
  VICE PRESIDENT SINCE 1996

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ---------------------------------------------------------------

  CHARLES E. JOHNSON             Senior Vice President and Director, Franklin Resources, Inc.;
  VICE PRESIDENT SINCE 1996      Senior Vice President, Franklin Templeton Distributors, Inc.;
                                 President and Director, Templeton Worldwide, Inc.; Chairman
                                 and Director, Templeton Investment Counsel, Inc.; Vice
                                 President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
                                 and officer and/or director or trustee, as the case may be, of
                                 34 of the investment companies in the Franklin Templeton
                                 Group of Funds. Age 42.

  DEBORAH R. GATZEK              Senior Vice President and General Counsel, Franklin
  VICE PRESIDENT SINCE 1996      Resources, Inc.; Senior Vice President, Franklin Templeton
                                 Services, Inc. and Franklin Templeton Distributors, Inc.;
                                 Executive Vice President, Franklin Advisers, Inc.; Vice
                                 President, Franklin Advisory Services, Inc.; Vice President,
                                 Chief Legal Officer and Chief Operating Officer, Franklin
                                 Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 49.

  MARK G. HOLOWESKO              President and Chief Investment Officer, Templeton Global
  VICE PRESIDENT SINCE 1994      Advisors Limited; Executive Vice President and Director,
                                 Templeton Worldwide, Inc.; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and
                                 FORMERLY, Investment Administrator, RoyWest Trust
                                 Corporation (Bahamas) Limited (1984-1985). Age 38.

  MARTIN L. FLANAGAN             See Proposal 1, "Election of Directors."
  VICE PRESIDENT AND DIRECTOR
  SINCE 1994

  SAMUEL J. FORESTER, JR.        Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1994      President of 10 of the investment companies in the Franklin
                                 Templeton Group of Funds; Director, Closed Joint-Stock
                                 Company Templeton and Templeton Trust Services Pvt. Ltd.;
                                 and FORMERLY, President, Templeton Global Bond Managers, a
                                 division of Templeton Investment Counsel, Inc., Forester,
                                 Hairston Investment Management, Inc. (1988-1990),
                                 Managing Director (Mid-East Region), Merrill Lynch, Pierce,
                                 Fenner & Smith Inc. (1987-1988), Advisor for Saudi Arabian
                                 Monetary Agency (1982-1987). Age 50.

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
        WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
-----------------------------   -----------------------------------------------------------------

  JOHN R. KAY                   Vice President and Treasurer, Templeton Worldwide, Inc.;
  VICE PRESIDENT SINCE 1994     Assistant Vice President, Franklin Templeton Distributors,
                                Inc.; officer of 25 of the investment companies in the Franklin
                                Templeton Group of Funds; and FORMERLY, Vice President and
                                Controller, Keystone Group, Inc. Age 58.

  ELIZABETH M. KNOBLOCK         General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT-COMPLIANCE     Templeton Investment Counsel, Inc.; Senior Vice President,
  SINCE 1996                    Templeton Global Investors, Inc.; officer of 21 of the
                                investment companies in the Franklin Templeton Group of
                                Funds; and FORMERLY, Vice President and Associate General
                                Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                and Associate General Counsel, Shearson Lehman Hutton
                                Inc. (1988), Vice President and Assistant General Counsel,
                                E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel of
                                the Division of Investment Management, U.S. Securities and
                                Exchange Commission (1984-1986). Age 43.

  BARBARA J. GREEN              Senior Vice President, Templeton Worldwide, Inc. and
  SECRETARY SINCE 1996          Templeton Global Investors, Inc.; officer of 21 of the
                                investment companies in the Franklin Templeton Group of
                                Funds; and FORMERLY, Deputy Director of the Division of
                                Investment Management, Executive Assistant and Senior
                                Advisor to the Chairman, Counselor to the Chairman, Special
                                Counsel and Attorney Fellow, U.S. Securities and Exchange
                                Commission (1986-1995), Attorney, Rogers & Wells, and
                                Judicial Clerk, U.S. District Court (District of Massachusetts).
                                Age 50.

  JAMES R. BAIO                 Certified Public Accountant; Treasurer, Franklin Mutual
  TREASURER SINCE 1994          Advisers, Inc.; Senior Vice President, Templeton Worldwide,
                                Inc., Templeton Global Investors, Inc. and Templeton Funds
                                Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
                                Senior Tax Manager, Ernst & Young (certified public
                                accountants) (1977-1989). Age 44.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditors of the Fund since its inception in 1994, and has examined and reported on the fiscal year-end financial statements, dated March 31, 1998, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

/diamond/ INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd. ("Asset Management"), a Singapore company with an office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement, Asset Management manages the investment and reinvestment of Fund assets. Asset Management is an indirect, wholly-owned subsidiary of Resources.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California

   94403-7777. FT Services is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271.

   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081.

   THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), 1285 Avenue of the Americas, 12th Floor, New York, NY 10019, an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, PaineWebber provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Directors, Officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established, and the Fund is required to report on this proxy statement any failure to file by these dates during the fiscal year ended March 31, 1998. To the best of the Fund's knowledge, all of these filing requirements were met.

   PENDING LITIGATION. Two lawsuits, JAMES C. ROUMELL V. TEMPLETON VIETNAM OPPORTUNITIES FUND, INC., TEMPLETON INVESTMENT MANAGEMENT, LTD., TEMPLETON WORLDWIDE, INC., FRANKLIN RESOURCES, INC. AND MARK MOBIUS, Civ. Action No. 98-6059, and MICHAEL J. WETTA (PLAINTIFF) V. TEMPLETON ASSET MANAGEMENT, LTD., TEMPLETON WORLDWIDE, INC., FRANKLIN RESOURCES, INC., CHARLES B. JOHNSON, MARTIN L. FLANAGAN, HARMON E. BURNS, HARRIS J. ASHTON, S. JOSEPH FORTUNATO, GORDON S. MACKLIN, EDITH E. HOLIDAY, BETTY P. KRAHMER, FRED R. MILLSAPS, ANDREW H. HINES, JR., JOHN WILLIAM GALBRAITH, NICHOLAS F. BRADY AND J. MARK MOBIUS (DEFENDANTS), AND TEMPLETON VIETNAM OPPORTUNITIES FUND, INC. (NOMINAL DEFENDANT), Civ. Action No. 98-6170, on or about January 21, 1998 and February 18, 1998, respectively, in the U.S. District Court for the Southern District of Florida alleging various violations of the 1940 Act and related common law concerning the decision to conduct a tender offer and investments made by the Fund preceding the Fund's tender offer, which was completed in

   January 1998. The plaintiffs are requesting damages, equitable relief, and other available remedies for themselves and for a class. A third lawsuit, RICHARD WAKSMAN V. TEMPLETON ASSET MANAGEMENT, LTD., TEMPLETON WORLDWIDE, INC., FRANKLIN RESOURCES, INC., CHARLES B. JOHNSON, MARTIN L. FLANAGAN, HARMON E. BURNS, HARRIS J. ASHTON, S. JOSEPH FORTUNATO, GORDON S. MACKLIN, EDITH E. HOLIDAY, BETTY P. KRAHMER, FRED R. MILLSAPS, ANDREW H. HINES, JR., JOHN WILLIAM GALBRAITH, NICHOLAS F. BRADY AND J. MARK MOBIUS (DEFENDANTS), AND TEMPLETON VIETNAM OPPORTUNITIES FUND, INC. N/K/A TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC. (NOMINAL DEFENDANT), Civ. No. 98-7059, was filed by the same counsel as the first two cases in the same Court on or around September 29, 1998, alleging violations of the 1940 Act arising from the same events and seeking substantially the same relief as the first two cases. Management and the Board strongly believe that the claims made in these actions are without merit and intend vigorously to defend against these actions.

   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated March 31, 1998, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc.,
     P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of October 8, 1998, the Fund had 4,681,172 shares outstanding and total net assets of $30,032,886. The Fund's shares are listed on the NYSE (symbol: TVF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of October 1, 1998, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of October 1, 1998, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

/diamond/ FURTHER INFORMATION ABOUT VOTING AND
          THE SHAREHOLDERS MEETING

   SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees and expenses would be approximately $10,000. The Fund does not reimburse Directors and Officers of the Fund, and regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card originally sent with your proxy statement or attend in person. Any proxy given by you, whether in writing, by telephone or through the internet, is revocable.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the

   Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in December, 1999. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091, no later than June 24, 1999.

                                      By order of the Board of Directors,



                                      Barbara J. Green
                                      SECRETARY

     October 22, 1998

PAGE



                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 15, 1998

         The undersigned hereby appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., EST, on the 15th day of December 1998, including any adjournment thereof, upon matters set forth below and revokes all previous proxies for his shares.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


PAGE


                                              Please mark your ballot as
                                              indicated in this example  [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

Proposal 1 - Election of Directors.




    FOR all nominees               WITHHOLD          Nominees:  Harmon E. Burns, John Wm. Galbraith, Betty P.
    listed (except as              AUTHORITY         Krahmer, Gordon S. Macklin and Fred R. Millsaps.
    marked to the right)         to vote for all
                                 nominees listed

         [  ]                        [  ]            To withhold authority to nominee, write that
                                                     nominee's name on the line below.

                                                     ------------------------------------------------------------


Proposal 2 - Ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund for the fiscal year ending March 31, 1999.

               FOR               AGAINST             ABSTAIN

               [ ]                 [ ]                 [ ]

Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

               FOR               AGAINST             ABSTAIN

               [ ]                 [ ]                 [ ]




                                         YES      NO
I PLAN TO ATTEND THE MEETING.            [ ]      []




Signature(s)                                       Dated               , 1998

--------------------------------------------       -------------------------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE